Howard Weil Energy Conference April 6, 2005 PEABODY ENERGY Good afternoon. I appreciate your interest in BTU, and I am pleased to talk to you at a particularly bright time in our company and industry.

Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Jan. 27, 2005. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: growth in coal and power markets; future economic conditions; weather; transportation performance and costs; ability to renew sales contracts; successful implementation of business strategies; regulatory and court decisions; future legislation; changes in post-retirement benefit and pension obligations; labor relations; negotiation of labor contracts and labor availability; capacity and cost of surety bonds and letters of credit; effects of currency exchange rates; risks associated with customers; performance risks related to high margin metallurgical coal production; geology and equipment risks inherent to mining; terrorist attacks or threats; replacement of reserves; implementation of new accounting standards and Medicare rules; inflationary trends; effects of interest rates; effects of acquisitions or divestitures; and other risks detailed in the company's reports filed with the Securities and Exchange Commission, including the Management Discussion and Analysis of the Annual Report filed on Form 10-K. We disclaim any intent or obligation to update these forward-looking statements. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment charges, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to the most comparable GAAP measure, we refer you to PeabodyEnergy.com. 1/27/05 Regarding our forward-looking statements, I would refer you to the risk factors on this slide as well as the documents that we file with the SEC, including the MD&A section of our new Annual Report on Form 10-K.

Investment Highlights An expanding global product line focused on growth markets Safe, low-cost operations fuel more than 10% of U.S. electricity & 3% of worldwide electricity Sales & trading skills enhance 1 billion ton sales backlog Excellent growth opportunities Organic growth through leading reserve base Synergistic acquisitions using transaction skills Longer term growth from new generating plants Expanding market growth from "Btu Conversion" technologies Upside to favorable market fundamentals Proven management team with record of performance World's Largest Coal Company Peabody Energy is the world's largest coal company, and we have several key investment highlights. -- We have an expanding product line that serves growth markets in the U.S. and around the world; -- Our safe, low-cost operations fuel more than 10% of U.S. electricity, and 3% of the world's electricity; -- We have an unmatched sales and trading group and a 1 billion ton backlog of business; -- Our growth opportunities are outstanding. In the near term, our growth is driven by greenfield development and synergistic acquisitions. Longer-term, we see strong potential from new generating plants and what we call "Btu Conversion" technologies - primarily coal to gas and coal to liquids. -- We have strong upside to the very favorable coal markets. -- And we have a proven management team with the industry's best record of results.

2000 2001 2002 2003 2004 -61 16 105.5 95 178 BTU in 2005: Continuing a Strong Record 2000 2001 2002 2003 2004 331 381 406.1 410.3 559 EBITDA $331 In millions. All years based on calendar 12-month performance. Excludes operations discontinued in 2001. 1 Income from continuing operations, excluding charges related to 2003 pre-tax debt extinguishment. 2000 2001 2002 2003 2004 2323 2589 2717 2829 3632 Revenues $2,323 Income1 $(61) $3,632 $559 $178 And this offers a quick look at those results. We have seen continued increases in revenues, EBITDA and income. And, as Rick will show you in a few minutes, we're expecting far better in 2005.

INDUSTRY OVERVIEW Let's briefly review the very strong market fundamentals that we're seeing all over the world.

Coal Leads Growing Global Energy Demand Coal Natural Gas Oil Hydro Nuclear 2002 6.9 2.8 0.1 1.3 1.5 2003 6.9 2 2.1 0.4 -2 Percent Change in Global Energy Consumption Percent Change from Prior Year Source: BP Statistical Review of World Energy, 2003 & 2004. 2002 2003 2002 2003 2002 2003 2002 2003 2002 2003 6.9% 6.9% 2.8% 2.0% 0.1% 2.1% 1.3% 0.4% 1.5% (2.0)% INDUSTRY OVERVIEW We believe that Peabody is well positioned to serve growing global coal demand. I'd like to take a minute to review the strong growth drivers of the coal industry. This first chart is basic but surprising to many. For all we hear of nuclear... of hydro... of oil and gas in particular... coal is by far the fastest growing fuel in the world. Our 2,000-year-old industry grew at a 6.9% pace in 2002 and again in 2003. And we believe that when the final numbers are in, 2004 will have set another record.

Strong Economies Drive Long-Term Coal Use Key Areas of Coal Demand Growth Through 2025 +507 +77 +41 +251 +1,374 +51 +36 +54 +74 +18 Amounts in million short tons. Source: 2004 Energy Information Administration's International Energy Outlook, 2001 - 2025 growth in tons. Growth in Total Annual Coal Demand (Million Short Tons) Coal Export Flows INDUSTRY OVERVIEW Annual coal demand in China is projected to grow by 1.3 billion tons over the next two decades. But we're also seeing major growth in India and other Pacific Rim nations, leading to much of its coal staying at home. And the U.S. represents the second largest growth market in the world over the next 20 years. Globally, Peabody expects that annual coal demand could grow from 5.3 billion tons to 8.1 billion tons by 2030.

U.S. Forecasts Largest Coal Generation Capacity Installation in 40 Years Source: U.S. Department of Energy NETL & Annual Energy Outlook 2005. Capacity Added (GWs) 1938 1939 1940 1941 1942 1943 1944 1945 1946 1947 1948 1949 1950 1951 1952 1953 1954 1955 1956 1957 1958 1959 1960 1961 1962 1963 1964 1965 1966 1967 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Total Coal kWh 1904 1928 1993 1996 2053 2110 2165 2185 2227 2255 2276 2298 2319 2342 2373 2408 2449 2490 2547 2614 2688 2779 2884 2945 3029 Added Coal Capacity 25 20 23.2 151 243 254.1 135 15 12 188.9 604.7 1214.2 1715.1 2114.2 2996.5 4741.5 6762.3 7720.8 2700.6 4390.2 6902.5 7915.7 6486.7 4823.1 5124.5 5145.7 5203.8 6139.2 4569 9270.4 10452.2 14024.5 14379.8 13782 11677.2 18684.1 12387.9 11921.3 10216.2 12480.2 13945.2 10865.2 16563.2 10950 12092.6 8085.2 11311.5 6218.6 7603.4 4511.6 1940.2 3964.3 2064 3797.3 1860.9 690 1612.3 1873.9 1609.7 59.5 99.3 0 311.6 1063 - - 521 72.9 400 790 - - - - 856.5 1287.6 2000 2400 3172.7 3740.5 4558.7 5081.3 7472 8966.4 10759.6 12911.6 10863.4 11068.4 Capacity Addition Levels Not Seen in 40 Years Industry Growth Trend Not Seen in 50 Years 20 Year Market Trough U.S. Coal Capacity Additions, 1940 - 2025 INDUSTRY OVERVIEW Within the U.S., current coal demand is serving existing coal-fueled generation... those plants in blue that were built from the 1950s through the 1980s. These plants continue to run harder and harder... and provide good industry growth prospects for the next five years or so. Beyond that, the U.S. Department of Energy identifies another strong buildout of coal-fueled plants that is just now beginning. More than 100 plants representing 65 gigawatts of capacity - or another "Peabody" worth of annual coal consumption - has been announced or is in some stage of development.

Imbalance Forecast in U.S. Natural Gas Supply & Demand 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 Consumption 21.14 19.54 19.88 17.28 19.17 22.21 23.33 22.32 25.44 27.96 29.95 30.67 Production 21.01 19.24 19.4 16.45 17.81 18.6 19.18 19.27 20.42 20.77 21.89 21.83 23.3 19.2 21.1 21.0 30.7 21.8 U.S. Consumption (Trillion Cubic Feet) U.S. Production (Trillion Cubic Feet) Source: Energy Information Administration, Annual Energy Review 2003, 1970-2000; Annual Energy Outlook 2004 Reference Case, 2005-2025. Imports Unlikely to Close the Gap INDUSTRY OVERVIEW New coal plants are being built because other generation is constrained by supply or price. The U.S. natural gas picture is particularly troublesome. Look at the red production line on the left side, and you'll see that we produced about 21 trillion cubic feet in 1970... and just 19 TCF in 2000. Fortunately, our demand only grew a little bit during that time... and we've had trouble keeping pace even with that. Now fast forward to the blue bars on the right. Our government projects that demand will grow by 50 percent by 2025. Folks... we're having trouble producing 19 TCF today. How are we going to satisfy 35 TCF of demand in the future, when our rigs are working harder than ever just to stay even?

"Btu Conversion" Technologies Economic at Today's Energy Prices Gasification IGCC technology developers: GE, Bechtel, Fluor IGCC development: Southern Co., AEP, Cinergy Pipeline-quality gas forecast at $5 - $6/MM Btu China plans $15 billion in coal liquefaction plants Developers include Sasol, Royal Dutch Shell, & Shenhua Cost effective at $35 - $40/barrel oil Liquefaction Hydrogen Coal vital to hydrogen initiatives H2 can generate electricity using fuel cells Peabody part of group to advance FutureGen, including carbon sequestration The Power Systems Development Facility The Proposed FutureGen Project A Planned "Coal to Diesel" Plant in China INDUSTRY OVERVIEW Bright long-term markets for coal are made even brighter by emerging technologies that we call "Btu Conversion." Coal's abundant Btus can be turned into other high demand energy forms, and they are competitive at today's energy prices. This includes coal gasification for pipeline-quality natural gas. It includes liquefaction, or coal-to-liquids technologies. Turning coal into diesel is a priority in China, for instance, which has earmarked $15 billion for projects. And coal can also be turned into hydrogen. That's the vision of the FutureGen plant, which would lead to ultra-low emissions, carbon sequestration, and production of hydrogen to feed generation or fuel cells.

An 80-foot thick coal seam at Peabody's North Antelope Rochelle Mine COMPANY REVIEW We'd love to take you all to our coal mines. For the time being, we offer this view of the 80-foot-thick coal seams at our North Antelope Rochelle Mine in Wyoming.

PEABODY Arch Rio Tinto Anglo American BHP Billiton CONSOL Rio Tinto Arch Anglo American PEABODY CONSOL Foundation NRP Luscar Xstrata BHP Billiton North American Yanzhou Massey NRP Sales (million tons) Reserves (billion tons) Peabody: The Worldwide Leader in Coal Sales & Reserves Source: 2004 company reports & websites, SEC filings, and Peabody estimates. Values are on a short-ton basis. COMPANY REVIEW Peabody is the worldwide leader in coal sales, and we also have more than double the reserves of any other coal company.

Midwest Position #1 Sales Volume 35.8 Reserves 3,977 Appalachia Position #6 Sales Volume 15.9 Reserves 651 St. Louis Southern Powder River Basin Position #1 Sales Volume 115.8 Reserves 2,986 Colorado Position #1 Sales Volume 7.7 Reserves 280 DTA Terminal Queensland Dalrymple Bay Terminal Port of Newcastle Port of Brisbane Venezuela (25.5% interest of #1 coal mine) Sales Volume 6.5 Reserves 175 Venezuela Port of Santa Cruz Strategy One: Manage Safe, Low-Cost, World-Class Operations Market positions are as of December 31, 2003. 2004 reserves & sales volume in millions of short tons. Venezuela sales volume & reserves for Paso Diablo Mine, of which Peabody owns a 25.5% interest. Source: Peabody analysis & industry reports. Southwest Position #1 Sales Volume 18.7 Reserves 1,300 Queensland Sales Volume 6.1 Reserves 218 COMPANY REVIEW Peabody operates under three core strategies. Our first is to manage safe, low-cost operations. We have a diverse portfolio of operations, and we have the number-one position in the PRB... Colorado... Southwest... and Midwest. We've re-established a strong position in Australia, and have a 25.5% interest in the largest coal mine in Venezuela.

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Productivity 33.5 37.5 41.2 48.9 56.7 77.3 89.4 87.6 95.5 90.1 97.37 94.65 95.58 97.7 98.9 Accident Rate* 16.1 14.5 12.06 10.33 8.29 6.47 5.65 5.12 4.52 4.47 4.55 4.42 5.39 4.68 4.15 U.S. PRODUCTIVITY U.S. SAFETY Steady Safety & Productivity Improvements * Reportable accident incidence rate per 200,000 miner hours worked. COMPANY REVIEW 2004 Accident Rate 11% Below 2003 Our bedrock strength comes from operating safe, low-cost mines. We have made significant improvements on both fronts since 1990, and posted record productivity and safety performance in 2004. As I look around the operations, I see enormous opportunity to improve on these results going forward.

Operations Most Productive in Four of Five U.S. Regions 2003 Productivity Source: Platts CoalDat. COMPANY REVIEW In addition to our number-one sales positions, Peabody had the leading productivity position in the PRB, Midwest, Colorado, and Four Corners region for 2003, the most recent full-year data available. We do this through a culture of sharing best practices, and through investment in state-of-the-art technologies.

Strategy Two: Use World-Class Sales & Trading Skills to Add Value 1 Billion Ton Backlog Serves Customers in 16 Countries COMPANY REVIEW BTU Fuels >10% of U.S. & 3% of World's Electricity Countries Served by BTU Peabody Customers Served Peabody Mines Export Terminals Our second strategy is to use world-class sales and trading skills to add value. Peabody serves customers in 16 countries and six continents. We have a backlog of contracted business of more than 1 billion tons, extending through 2021. We ship 7 tons of coal each second and, during my talk today, we will ship more than 15,000 tons.

Values represent average over-the-counter (OTC) prices for Powder River Basin rail coal & Appalachian barge coal per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. Product specs: Southern Appalachia - 12,000 Btu, <1% sulfur, FOB barge; Northern Appalachia - 3.0-3.4 lbs. SO2; Powder River products - 0.8 lb. SO2; Illinois Basin products - 12,000 Btu; Colorado - 11,300 Btu, 1.0 lbs. SO2; ARA - 6,000 Kcal/Kg NAR 1% sulfur, CIF; Richard's Bay - 6,000 Kcal/KG NAR 1% sulfur, FOBT; Colombia - 11,300 Btu/lb GAR 0.85% sulfur, FOBT; Newcastle - 6,700 Kcal/Kg NAR 1% sulfur, FOBT. (Updated March 30, 2005.) Coal Markets Strong Around the Globe COMPANY REVIEW OTC Prices for Future Year Delivery Central Appalachia Northern Appalachia $20 $23 $26 $29 $32 $35 $38 $41 $44 $47 $50 $53 $56 $59 $62 Jan 2000 Jan 2001 Jan 2002 Jan 2003 Jan 2004 Jan 2005 Amsterdam- Rotterdam- Antwerp Richard's Bay Puerto Bolivar, Colombia Newcastle $20 $30 $40 $50 $60 $70 $80 Sept 2003 March 2004 March 2005 Colorado Illinois Basin, 5.0 lb SO2 Illinois Basin, 2.0 lb SO2 $23 $26 $29 $32 $35 $38 $41 $44 $47 $50 $53 $56 $62 $32 $10 $18 $22 $28 $6 Jan 2003 July 2003 Jan 2004 July 2004 Powder River 8,800 Btu Powder River 8,400 Btu Jan 2000 Jan 2001 Jan 2002 Jan 2003 Jan 2004 Jan 2005 $3 $5 $7 $9 $11 $13 $59 Jan 2005 $12 $8 $14 $20 $24 $30 Sept 2004 $16 $26 We find strong coal markets to be strong all around the globe, despite a mild winter in both the U.S. and Europe. This chart shows thermal traded-coal prices for thin volumes, and you can see the strength in the key benchmark products in Appalachia and the Powder River Basin... among the lower-visibility products of Colorado and the Illinois Basin, and in the overseas thermal markets.

Peabody's Ultra-Low Sulfur Coal Warrants Premium Value Values represent average bid-ask, over-the-counter (OTC) prices for 8,800 Btu/lb, 0.8 lb/MMBtu SO2 as of April 1, 2004 for prompt quarter delivery, and as of April 1, 2005 for 2006 delivery per Coal & Energy Price Report. This is a thinly traded market for small quantities of coal and may not be reflective of contracts signed or actual revenues received. SO2 premium based on third-party broker data for spot allowance prices of $273 and $728, respectively. $6.77 $10.47 April 2004 (2004 Delivery) April 2005 (2006 Delivery) 8,800 Btu/lb, 0.8 lb/MMBtu SO2 Implied 0.5 lb/MMBtu SO2 Sulfur Premium Index pricing for 8,800 Btu/lb, 0.8 lb/MMBtu SO2 product improves 41% SO2 allowance prices appreciate 167% to $728 per ton COMPANY REVIEW 2004 Prompt PRB Price Vs. Current Price 2006 Deliveries To focus on the Powder River Basin, you can see that the published traded price has moved up considerably from a prompt 2004 product to the current market for 2006 deliveries. For a product like Peabody's North Antelope Rochelle coal, which has an ultra-low sulfur content, the upside is even greater. I would emphasize that this is an example using published prices for thinly traded volumes of coal and SO2 allowances, and may not be reflective of contractual prices.

BTU Has Secured Favorable Pricing With Upside to Strong Markets 95% of 2005 production priced, including 90% of met coal 8 million tons of 2005 met coal signed in the new contracting season 3 million tons of Australian met coal priced at US$110 to $125, with deliveries in last 3 quarters 5 million of U.S. met tons 2005 2006 2007 Unpriced 7 70 135 Unpriced Volume of Expected Production (Tons in Millions) Unpriced Tons as of January 2005 65 - 75 130 - 140 12 - 14 Million Tons of Metallurgical Coal Unpriced for 2006 5 - 10 COMPANY REVIEW Against this very positive backdrop, Peabody has significant upside to the strong markets. We announced in January that we have 65 to 75 million tons of 2006 coal to be priced, and 130 to 140 million tons of planned 2007 production unpriced. Approximately 8 million tons of 2005 metallurgical coal volumes was signed in the new contracting season. Essentially all of Peabody's 2006 metallurgical coal capacity of 12 to 14 million tons is either unpriced... or recently repriced in the stronger markets.

Strategy Three: Aggressively Manage Our Resource Position 9+ Billion Tons of Reserves & 400,000+ Surface Acres Resource Management Transaction Skills Organic Growth Generation Development Pipeline of Growth Opportunities COMPANY REVIEW Strategy Three is to aggressively manage our unmatched resource position to grow and create value. We use our 9-billion-plus tons of coal reserves and 350,000 acres of surface lands to grow organically, provide feedstock for a pipeline of growth opportunities, and develop new businesses.

Unmatched Reserves Generate Numerous Growth Opportunities Peabody has some of the best undeveloped reserve blocks in America Enables low-cost mining, long-term contracts for new generation, mine-mouth plants Offers synergies with large number of other properties Provides opportunities to reduce transportation costs for our customers Enables diverse product portfolio to hedge regional issues How Long-Term Reserves Create Real Value Today COMPANY REVIEW Having 45 years of reserves is valuable for a number of reasons. It enables low-cost mining and optimal mine plans. It provides an unmatched reserve base for those seeking long-term coal supplies for new generation. And it provides synergies with other properties and an effective hedge against regional and transportation constraints.

Proven Oil Reserves in Continental United States 121.5 184.9 Peabody's Proven & Probable Coal Reserves Quadrillion British Thermal Units Natural Gas Reserves in Continental United States Proven Oil & Gas Reserves of Largest Energy Co. 160.2 108.3 Source: 2004 annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves, BP Statistical Review of World Energy - June 2004. Peabody's Reserve Base is Unparalleled COMPANY REVIEW We talk about the size of Peabody's coal reserves, and this chart puts it into perspective. On a Btu-equivalent basis, our reserves are nearly double the proven oil reserves in the continental U.S. They are greater than the proven oil and gas reserves of the largest market-cap company in the U.S. And they are greater than the natural gas reserves in the continental U.S.

Additional Value: Resource Management & Transaction Skills Acquisitions Divestitures 10% Black Beauty, IN 1998 Chaco Royalty Stream, NM [$136 million] 38% Black Beauty, IN 1999 55% Moura Mine, QLD [$30 million] 49% Kanawha Eagle, WV 25% Arclar, IL & 25% United Minerals, IN 2000 Citizens Power, MA [$100+ million] 3% Bengalla, NSW [$8 million] Catlin Coal, IL [$14 million] Coalbed Methane Rights, WY [$11 million] 2001 Peabody Resources Ltd., NSW [$575 million] Beaver Dam, KY [$18 million] 2002 Indiana Rail 60% Yankeetown Dock, IN [$4 million] Mesquite Landfill, CA [$29 million] Coalbed Methane Rights, WY [$15 million] Penn Virginia 120 Million Tons of Reserves [$130 million] Wilkie Creek Mine, QLD [$21 million] 25% of Arclar, IL [$15 million] 45% Dodge Hill, KY 2003 Oil, Gas & Coal, WV Remaining 18% Black Beauty, IN [$90 million] Partial PVR Interest [$37 million] RAG Australia & Colorado [$432 million] 2004 Partial PVR Interest [$29 million] RAG Venezuela [$33 million] Remaining 55% Dodge Hill, KY Lexington Coal Co., IL & IN [$61 million] 2005 Partial PVR Interest [$42 million] Gibco Trucking, IN [$6 million] COMPANY REVIEW 23 Peabody creates additional value through our transaction skills. These include accretive investments in Australia, Colorado and Venezuela in 2004. We view ourselves as portfolio managers, buying and selling properties at the right time, and creating shareholder value as we manage them.

The planned Prairie State Energy Campus in Washington County, Ill. 20% to 40% cost advantage vs. plants served by rail Agreement with partners for 47% of Prairie State Preliminary agreement with Fluor as EPC contractor for Prairie State Final air quality permits working through appeals process Provides model for others considering new plants Two 1,500 MW Generating Stations Under Development www.PrairieStateEnergyCampus.com COMPANY REVIEW Generating Plants Provide Long-Term Growth Opportunities Peabody continues to make good progress in the development of clean coal-fueled generation. The mine-mouth model that we are pursuing turns low-cost coal into an even lower-cost fuel. In recent months, Peabody has signed up partners for 47% of the Prairie State Energy Campus. The air quality permit is working through the appeals process. These plants provide a model for others who also wish to develop new coal-fueled generation.

BTU's View of U.S. Coal Demand by Supply Region Growing Demand for NAPP, SPRB, Illinois Basin & Imported Coals SPRB increases by 206 Mtons / 54% Appalachia decreases by 29 Mtons / 11% NAPP increases by 19 Mtons / 14% Illinois Basin increases by 68 Mtons / 76% U.S. Imports increase by 24 Mtons / 89% Non-PRB West increases by 46 Mtons / 18% U.S. Imports Source: Energy Information Administration data and Peabody estimates. Other Non-PRB West Illinois Basin NAPP Appalachia SPRB COMPANY REVIEW In summary, Peabody's reserves position us to satisfy the strong long-term growth that we see, particularly from the Midwestern U.S. and Powder River Basin. We see the PRB satisfying approximately half the growth in U.S. coal demand over the next two decades.

Peabody Positioned for Long-Term Growth in the PRB Powder River Basin demand expected to grow more than 200 million tons by 2025 Acquired nearly 950 million tons of federal coal leases since July 2004 Ultra-low sulfur, premium Btu coal Enhances optimization of mine plans for lowest costs Contiguous with existing operations Last series of high Btu leases to be auctioned for several years Development over next several years in conjunction with long- term customer contracts Capital will be funded through operating cash flow Lease Acquisition Summary COMPANY REVIEW Acquisition & Existing Reserve Base: 9.6 Billion Tons Because of this strong expected growth, Peabody has acquired nearly 950 million tons of federal coal leases since July of last year. This ultra-low-sulfur premium Btu coal is adjacent to our North Antelope Rochelle operations. The reserves help us to optimize our mine plans, and will be developed to satisfy new customer needs in coming years.

Peabody Positioned for Long-Term Growth in the PRB COMPANY REVIEW High-Quality Southern PRB Leases 28 This map shows the reserve positions of two Southern PRB competitors, in yellow and pink, with Peabody in the Blue. There is very little coal to the east of these high-quality-product mines. And to the west, past the north-south tracks, the overburden ratio moves materially higher. Our most recent purchase of reserves was the Western Roundup tract, shown as the top dark blue area on this map. Combined with our Schoolcreek reserves, this offers 800 million tons of good quality, mineable coal that can accommodate new facilities over the next several years.

An 80-foot thick coal seam at Peabody's North Antelope Rochelle Mine FINANCIAL HIGHLIGHTS We've reviewed the industry and the company. I'd like to pass the microphone to Rick Navarre for a brief discussion of the company's strong financial profile.

2000 2001 2002 2003 2004 -61 16 105.5 95 178 Peabody Energy's Record is Unmatched 2000 2001 2002 2003 2004 331 381 406.1 410.3 559 EBITDA $331 In millions. All years based on calendar 12-month performance. Excludes operations discontinued in 2001. 1 Income from continuing operations, excluding charges related to 2003 pre-tax debt extinguishment. 2000 2001 2002 2003 2004 2323 2589 2717 2829 3632 Revenues $2,323 Income1 $(61) $3,632 $559 $178 FINANCIAL HIGHLIGHTS

Peabody Energy's Record is Unmatched 2000 2001 2002 2003 2004 1.9 3.3 4.7 5.3 7.4 1.9x 3.3x 4.7x Interest Coverage2 5.3x Mar 31 1999 Mar 31 2001 Dec 31 2003 Dec 31 2004 2.5 1.4 1.2 1.4 Total Debt $1.4 $1.2 $2.5 In Billions 1 Defined as total debt less cash divided by total debt less cash plus equity. 2 Cash interest coverage ratio. All years based on calendar 12-month performance. $1.4 7.4x Mar 31 1999 Mar 31 2001 Dec 31 2003 Dec 31 2004 83 68 49 37 Net Debt/Net Capital1 83% 68% 49% 38% FINANCIAL HIGHLIGHTS

Peabody Continues a Record of Success Achieved investment grade rating for credit facility by Fitch Completed 2-for-1 stock split Named best coal company in the world at the Global Energy Awards "Coal Company of the Year" for the second year in a row & third in five years Named to Fortune 500 & "Most Admired" ranking Recent BTU Highlights FINANCIAL HIGHLIGHTS

U.S. Coal Industry Subject to Very Long Market Cycles Nominal dollars. Source: Bureau of Mines prior to 1949, EIA data 1949 - 2002. Peabody estimates 2003-2004. U.S. Bituminous Coal Prices Dollars Per Ton (logarithmic scale) 5 yrs 15 yrs 16 yrs ? Global energy crisis Arab oil embargo Iranian crisis Clean Air Act Global economic expansion Chinese & Asian industrial revolution High priced oil & natural gas CAPP depletions 1900 1930 1920 1910 1940 1950 1960 1970 1980 1990 2000 2010F FINANCIAL HIGHLIGHTS

BTU's Strategies Deliver Continued Growth EBITDA & EPS Leverage to strong global coal markets Organic growth to serve existing & new coal-fueled plants Aggressive management of unmatched resource base High-return generation projects Accretive acquisitions Strong balance sheet to capture opportunities Participation in "Btu Conversion" technologies BTU Growth Opportunities Excludes discontinued operations, early debt extinguishment and cumulative effect of accounting changes. Earnings per share values reflect March 2005 2-for-1 stock split. Targets were announced on January 27, 2005 and are provided for historical purposes only. They have not been updated to reflect possible changes in expectations or current views. $381 $406 $410 $559 $1.38 EBITDA (Dollars in Millions) TARGET as announced 1/27/05 $750 - $850 $2.38 - $2.88 Earnings Per Share (Split-Adjusted) FINANCIAL HIGHLIGHTS

Howard Weil Energy Conference April 6, 2005 PEABODY ENERGY

Coal vs. Natural Gas: Near-Term Economics are Compelling Fuel Comparisons at Reference Costs ECAR/Cinergy scenario assumes Over-the-Counter (OTC) coal with delivered cost of $8/ton via barge and Selective Catalytic Reduction (SCR) technology to control NOx. SERC/Southern Company scenario assumes Southern Powder River Basin (SPRB) coal with delivered cost of $25.00/ton via rail, SCRs to control NOx, and sale of surplus SO2 allowances. Allowances assume pricing of $685 for SO2 and NOx season inactive for regions presented.

CAPP vs. SPRB: Near-Term Economics are Compelling Peabody's Ultra-Low Sulfur Products = Additional Upside